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                                                                    EXHIBIT 10.2


                  AMENDMENT TO NOTE PURCHASE AGREEMENT AND NOTE

         THIS AMENDMENT TO NOTE PURCHASE AGREEMENT AND NOTE, dated as of April 28, 2003 (this "Agreement"), is entered into between CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation ("Company"), and PMI MEZZANINE FUND, L.P., a Delaware limited partnership ("PMI"), in light of the following:

         WHEREAS, Company and PMI are parties to that certain Note Purchase Agreement, dated as of December 31, 1998, as amended by (i) that certain Waiver and Amendment, dated as of June 30, 2000, (ii) that certain Waiver and Amendment dated as of March 5, 2001, and as further amended, supplemented, or otherwise modified from time to time (the "Note Agreement") pursuant to which Company issued to PMI its $30,000,000 8.0% convertible, extendable, subordinated note due February 28, 2005 (as amended by that certain Waiver and Amendment dated as of March 5, 2001, the "Note");

         WHEREAS, in connection with original delivery of the Note Purchase Agreement, the parties hereto entered into that certain Registration Rights Agreement dated as of December 31, 1998, as amended by that certain Amendment to Registration Rights Agreement dated as of March 5, 2001 (as so amended, the "Registration Rights Agreement");

         WHEREAS, PMI has the unilateral right pursuant to the Note to extend the Maturity Date of the Note to February 28, 2007;

         WHEREAS, Company has requested that PMI agree to certain amendments to the Note Agreement and the Note, as more particularly described below;

         WHEREAS, subject to the terms and conditions set forth below, PMI is willing to agree to certain amendments, as more particularly described below;

         WHEREAS, as a condition precedent to the effectiveness of such amendments contained in this Agreement, the parties hereto intend to enter into that certain Amendment No. 2 to Registration Rights Agreement in the form attached hereto as Exhibit A hereto ("Amendment No. 2 to Registration Rights Agreement");

         NOW THEREFORE, in consideration of the above premises and the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

1.  DEFINITIONS; CONSTRUCTION.

         (a) Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Note Agreement or the Note, as applicable, unless specifically defined herein. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or".




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         (b) As used herein, the following terms shall have the following definitions:

         "Amendment Documents" means this Agreement and Amendment No. 2 to Registration Rights Agreement, collectively, and each of the foregoing agreements shall be referred to herein as an "Amendment Document".

         "Material Adverse Effect" means, a material adverse effect on (i) the business, assets, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole, (ii) the validity or enforceability of any of the Amendment Documents, or any of the Transaction Documents as amended by the Amendment Documents, or (iii) the Company's ability to pay or otherwise perform its obligations under any of the Amendment Documents, or any of the Transaction Documents as amended by the Amendment Documents.

         "Senior Notes Indentures" means, collectively, (i) the Company's Indenture, dated as of June 10, 1999, between Company and State Street Bank and Trust Company, as trustee, as amended and supplemented by that certain First Supplemental Indenture, dated as of June 11, 1999, between Company and State Street Bank and Trust Company, as trustee, and as further supplemented by that certain Second Supplemental Indenture, dated as of April 24, 2002, between Company and State Street Bank and Trust Company, as trustee, and (ii) the Company's Indenture, dated as of May 3, 2002, between Company and State Street Bank and Trust Company, as trustee.

         "Senior Credit Agreement" means that certain Third Amended and Restated Credit Agreement, dated as of May 3, 2002, by and among Company, the Lenders (as defined therein), Lehman Brothers Inc., as advisor, sole lead arranger and sole book manager, Deutsche Bank Securities Inc. and UBS Warburg LLC, as co-syndication agents, Societe Generale, as documentation agent, and Lehman Commercial Paper Inc., as administrative agent.

         "Senior Credit Documents" means, collectively, the Senior Credit Agreement, the Senior Notes Indentures, the notes issued under the Senior Notes Indentures, and any other agreement entered into now or in the future by and among any of the Company, any of the Company's subsidiaries, the Lenders (as defined in the Senior Credit Agreement), Lehman Brothers Inc., as advisor, sole lead arranger and sole book manager, Deutsche Bank Securities Inc. and UBS Warburg LLC, as co-syndication agents, Societe Generale, as documentation agent, or Lehman Commercial Paper Inc., as administrative agent, in connection with the Senior Credit Agreement.

2.  REPRESENTATIONS AND WARRANTIES.

         Company hereby represents and warrants to PMI that:

         (a) Authority. Company has the requisite corporate power and authority to execute and deliver the Amendment Documents and to perform its obligations thereunder, under the Note Agreement (as modified hereby), under the Note (as modified hereby) and under the Registration Rights Agreement (as modified by Amendment No. 2 to Registration Rights Agreement). The execution, delivery and performance by Company of the Amendment Documents, the Note Agreement (as modified hereby), the Note (as modified hereby), the



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Registration Rights Agreement (as modified by Amendment No. 2 to Registration
Rights Agreement), and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of Company and no other corporate proceedings on the part of Company are necessary to consummate such transactions.

         (b) Enforceability. This Agreement has been duly executed and delivered by Company, and Amendment No. 2 to Registration Rights Agreement, when delivered, will have been duly executed and delivered by Company. Each of this Agreement, Amendment No. 2 to Registration Rights Agreement (when delivered), and, after giving effect to the Amendment Documents, the Note Agreement, the Note, and the other Transaction Documents, is the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, and is in full force and effect.

         (c) No Conflicts. Neither the execution and delivery of the Amendment Documents, nor the consummation of the transactions contemplated thereby, nor performance of and compliance with the terms and provisions thereof by Company will, at the time of such performance, (i) violate or conflict with any provision of its charter or bylaws, (ii) violate, contravene or materially conflict with any requirement of law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, or (iii) assuming the receipt of the Bank Consent (defined below), violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound (including, without limitation, the Senior Credit Agreement, the Senior Notes Indentures or the notes issued under the Senior Notes Indentures), except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect.

         (d) No Default. No Unmatured Event of Default or Event of Default has occurred and is continuing under the Note Agreement, the Note, or any other Transaction Document, and no default or event of default exists under the Senior Credit Documents, after giving effect to the Bank Consent.

         The foregoing representations and warranties shall be deemed made as of the date of the execution and delivery hereof and as of the date of the effectiveness of the amendments to the Transaction Documents contained in Sections 3 and 4 of this Agreement.

3.  AMENDMENTS TO NOTE AGREEMENT.

         Subject to the satisfaction of the conditions contained herein, Company and PMI hereby amend the Note Agreement as follows:

         (a) The following definitions set forth in Section 3.1 of the Note Agreement hereby are, in each case, amended and restated in their entirety to read as follows:


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         "Coupon Rate" means (i) prior to and excluding May 1, 2003, eight percent (8.0%) per annum, and (ii) from and including May 1, 2003 and thereafter, four percent (4.0%) per annum.

         "Triggering Event Rate" means the sum of (i) the Coupon Rate then in effect, and (ii) two percent (2.0%) per annum.

4.  AMENDMENTS TO NOTE.

         Subject to the satisfaction of the conditions contained herein, Company and PMI hereby amend the Note as follows:

         (a) The title of the Note, appearing directly beneath the two legends on page 1 thereof, hereby is amended and restated in its entirety to read as follows:

                         "CONVERTIBLE, SUBORDINATED NOTE
                             DUE FEBRUARY 28, 2007"

         (b) The following definitions set forth in Section 2 of the Note hereby are, in each case, amended and restated in their entirety to read as follows:

         "Coupon Rate" means (i) prior to and excluding May 1, 2003, eight percent (8.0%) per annum, and (ii) from and including May 1, 2003 and thereafter, four percent (4.0%) per annum.

         "Maturity Date" means February 28, 2007.

         "Notes" means this convertible subordinated note issued by the Corporation.

         "Triggering Event Rate" means the sum of (i) the Coupon Rate then in effect, and (ii) two percent (2.0%) per annum.

         (c) Section 5(a) of the Note hereby is amended by deleting the phrase "At any time after February 28, 2004," at the beginning thereof, and by substituting in lieu thereof the phrase "At any time after February 28, 2005,".

5.  CONDITIONS PRECEDENT.

    5.1 The effectiveness of the amendments to the Transaction Documents contained in Sections 3 and 4 of this Agreement (but not the effectiveness of this Agreement, which will be effective upon the satisfaction of the terms contained in Section 6.2(b)) is subject to the fulfillment, to the reasonable satisfaction of PMI and its counsel, of each of the following conditions:

         (a) PMI shall have received a counterpart of this Agreement duly executed and delivered by Company, and the same shall be in full force and effect;


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         (b) PMI and Company shall have entered into Amendment No. 2 to
Registration Rights Agreement. In this regard, from and after the date of the effectiveness of the amendments to the Transaction Documents contained in Sections 3 and 4 of this Agreement, PMI and Company agree that all references in the Note Agreement to the Registration Rights Agreement automatically shall be deemed to be references to the Registration Rights Agreement, as amended by Amendment No. 2 to Registration Rights Agreement, and that the Registration Rights Agreement, as so amended, shall evidence, for all purposes, the agreements between PMI and Company relating to the registration of shares of Registrable Stock, as defined in the Registration Rights Agreement;

         (c) no Unmatured Event of Default or Event of Default shall have occurred and be continuing;

         (d) PMI shall have received an opinion of legal counsel to the Company in form and substance satisfactory to PMI and its legal counsel, and containing the opinions set forth in Exhibit B hereto;

         (e) PMI shall have received payment of all of its costs and expenses (including attorneys fees' and costs) incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and Amendment No. 2 to Registration Rights Agreement; and

         (f) each of the representations and warranties contained herein shall be true and correct in all respects on and as of the effectiveness of the amendments to the Transaction Documents contained in Sections 3 and 4 of this Agreement, as though made on and as of such date.

    5.2 In addition, the effectiveness of the amendments to the Transaction Documents contained in Sections 3 and 4 of this Agreement (but not the effectiveness of this Agreement, which will be effective upon the satisfaction of the terms contained in Section 6.2(b)) is subject to the fulfillment, to the reasonable satisfaction of the Company and its counsel, of the following condition:

         (a) The Company's receipt of the consent of the lenders under the Senior Credit Agreement (the "Bank Consent") whose consent to this Agreement and the Company's financing transactions as described in its Registration Statement and related Prospectus Supplements filed with the Securities and Exchange Commission on April 2, 2003, is required.

6.  MISCELLANEOUS.

    6.1 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

         (a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND


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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK. COMPANY AND PMI WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

         (c) COMPANY AND PMI HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COMPANY AND PMI REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

    6.2  COUNTERPARTS; TELEFACSIMILE EXECUTION; EFFECTIVENESS.

         (a) This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement.

         (b) This Agreement shall be effective as of the date first written above when one or more counterparts hereof shall have been executed by Company and PMI and shall have been delivered to PMI.

    6.3  LIMITED AMENDMENT.

         Except as expressly amended hereby, the Note Agreement and the Note shall remain unchanged and in full force and effect. The modifications herein are limited to the specific terms hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Note Agreement or the Note, and except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of PMI, nor as a consent to any further or other matter, under the Note Agreement or the Note.


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    6.4  OBTAINING THE BANK CONSENT.

         The Company shall use commercially reasonable efforts to obtain the Bank Consent no later than May 10, 2003 in order to effectuate the transactions contemplated by the Amendment Documents.


                           [Signature page to follow.]





















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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                                     CORRECTIONS CORPORATION OF AMERICA,
                                     a Maryland corporation

                                     By: /s/ Todd J. Mullenger
                                         ---------------------------------------
                                     Its Vice President-Treasurer
                                         ---------------------------------------


                                     PMI MEZZANINE FUND, L.P.,
                                     a Delaware limited partnership


                                     By:  Pacific Mezzanine Investors, LLC,
                                          a Delaware limited liability company,
                                          its General Partner

                                     By: /s/ Robert Bartholomew
                                         ---------------------------------------
                                     Its Managing Principal
                                         ---------------------------------------